Filed with the Securities and Exchange Commission on June 30, 2004

1933 Act Registration File No. 333-40128
1940 Act File No. 811-09997

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 14	☒

BAIRD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, including Area Code: (414) 765-3500

Brett R. Meili, Esq.
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and Address of Agent for Service)
Copies of all communications to:

Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box)
X	immediately upon filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485

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Explanatory Note: This Post-Effective Amendment to the Registration Statement of Baird Funds, Inc. relates only to the Baird SmallCap Fund and does not relate to, amend, supersede or otherwise affect the separate Prospectuses and Statements of Additional Information contained in Post-Effective Amendment No. 11.

BAIRD FUNDS, INC.

Prospectus

June 30, 2004

Baird SmallCap Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Risk/Return Summary	3
Investment Objective	3
Principal Investment Strategies	3
Principal Risks	4
Who May Want to Invest In the Fund	5
Performance Information	5
Fees and Expenses of the Fund	5
Management of the Fund	6
The Advisor	6
Portfolio Managers	7
Historical Performance Information of the Advisor for Similar Accounts	7
Your Account	8
Distribution of Shares	8
Description of Classes	9
Share Price	9
Buying Shares	10
Selling Shares	13
Exchanging Shares	14
General Transaction Policies	15
Portfolio Holdings Disclosure Policy	16
Distributions and Taxes	16
Dividends and Distributions	16
Taxation	17
For More Information	18

Risk/Return Summary

This prospectus describes the Baird SmallCap Fund (the "Fund"), an investment portfolio offered by Baird Funds, Inc. (the "Company").

Investment Objective

The investment objective of the Fund is to seek long-term growth of capital.

Principal Investment Strategies

To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of small-capitalization companies, principally common stocks, preferred stocks and securities convertible into common stocks of U.S. issuers, including foreign issuers that are directly traded in the United States. Shareholders will be provided with at least 60 days' prior notice to any change in this policy. The Fund may also invest up to 15% of its total assets in foreign securities of small capitalization companies. Foreign securities include common stocks issued by companies located outside the United States and American Depositary Receipts ("ADRs"). ADRs are generally issued by banks or trust companies and evidence ownership of the underlying foreign securities. The Fund defines small-capitalization companies as those companies with a market capitalization within the range of companies in the Standard & Poor's Small Cap 600 Index (the "S&P 600 Index") at the time of investment.

When analyzing equity securities to be purchased by the Fund, Robert W. Baird & Co. Incorporated (the "Advisor") emphasizes a company's growth prospects. The Advisor considers growth companies to be those that have projected earnings growth rates that exceed those of the S&P 600 Index. The Fund's investments are selected using a variety of both quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while controlling risk. The Fund seeks a portfolio comprised of companies with one or more of the following attributes:

    Experienced management;
    Leadership positions in their markets;
    A strong balance sheet;
    Proprietary products, processes and/or services; and
    Realistic growth strategies.

The Advisor applies the following strategies when purchasing securities for the Fund's portfolio:

    Intentionally avoiding short-term trading strategies and rapid shifts in industry positions.
    Setting sector limits of the greater of 30% of the Fund's total assets or double the weighting of the S&P 600 Index in any one sector. However, one sector, such as health care, may include numerous subsectors or industries, such as managed-care organizations and home health-care/sub-acute care. Industries in the sector of medical devices/hospital supplies may include research reagents/instrumentations, ophthalmology, and imaging. The Fund may be concentrated in one sector, while being diversified among several industries.
    Typically holding the securities of less than 50 companies with exposure to approximately 20 industries.
    Seeking securities whose growth prospects, in the Advisor's opinion, are not reflected in their current stock prices.
    Limiting the size of any one new position. No security will represent more than 5% of the Fund's total assets at the time of purchase.

The Advisor may sell a security due to achievement of valuation targets, significant change in the initial investment premise or fundamental deterioration. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the portfolio managers due to a specific issue, such as a loss of a key customer or pricing pressure in the industry.

Cash or Similar Investments; Temporary Strategies

Under normal market conditions, the Fund may invest up to 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit. In addition, the Fund may invest up to 100% of its total assets in cash or short-term, investment grade securities as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances. To the extent the Fund engages in any temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.
Investment Grade Securities are: Securities rated in one of the four highest categories by Standard & Poor's, Moody's, Fitch Ratings or another nationally recognized statistical rating organization.

Principal Risks

The main risks of investing in the Fund are:

Stock Market Risks

Equity security prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small-capitalization businesses have exhibited somewhat more volatility than those of larger, more established businesses.

Growth-Style Investing Risks

Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In recent years, growth stocks have been characterized by high price-to-earnings ratios, which can be more volatile than stocks with lower price-to-earnings ratios.

Management Risks

The Advisor's judgments about the attractiveness, value and potential appreciation of particular companies' stocks may prove to be incorrect.

Foreign Securities Risks

The Fund may invest up to 15% of its total assets in foreign securities and ADRs. Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

Small Companies Risks

The Fund will invest primarily in small-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures. You should expect that the value of the Fund's shares will be more volatile than the value of shares in a fund that invests primarily in mid- or large-capitalization companies.

The Fund cannot guarantee that it will achieve its investment objective. You should be aware that you may lose money by investing in the Fund.

Who May Want to Invest in the Fund

The Fund may be appropriate for investors who:

    Wish to invest for the long-term;
    Want to realize capital appreciation on investments in equity securities;
    Are looking for an equity component to complete their portfolio;
    Are willing to assume the risk of investing in equity securities; and
    Have long-term goals such as planning for retirement.

The Fund is not appropriate for investors that have short-term financial goals.

Before investing in the Fund, you should carefully consider:

    Your own investment goals
    The amount of time you are willing to leave your money invested
    The amount of risk you are willing to take

Performance Information

Performance information for the Fund is not included because the Fund was not offered for sale until the date of this prospectus.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares or Institutional Class shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
The shares of the Fund are no load, so you pay no sales charge (load) to buy or sell shares.*

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets; as a percent of average net assets)
	Investor Class Shares	Institutional Class Shares
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees[1]	0.25%	None
Other Expenses[2]	0.54%	0.54%
Total Annual Fund Operating Expenses	1.64%	1.39%
Less Expense Reimbursement[3]	-0.44%	-0.44%
Net Annual Fund Operating Expenses	1.20%	0.95%

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* The Fund will charge a $15 fee for wire transfers of redemption proceeds. See "Payment of Redemption Proceeds."
(1)

Because the Fund pays 12b-1 distribution fees for its Investor Class shares, which are based upon the Fund's assets attributable to the Investor Class, if you own Investor Class shares of the Fund for a long period of time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2)	"Other Expenses" are based on estimated amounts for the current fiscal period and include custodian, administration, transfer agency and other customary Fund expenses.
(3)

The Advisor has contractually agreed to limit the Fund's Total Annual Fund Operating Expenses to 1.20% of average daily net assets for the Investor Class shares and 0.95% of average daily net assets for the Institutional Class shares of the Fund, at least through December 31, 2005. The Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Fund is not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated;
  You redeem all of your shares at the end of those periods;
  Your investment has a 5% return each year;
  Your dividends and distributions have been reinvested; and
  The Fund's operating expenses remain the same.

Please note that the numbers shown below reflect the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Investor Class Shares	$122	$429
Institutional Class Shares	$ 97	$351

Management of the Fund

The Advisor

Robert W. Baird & Co. Incorporated, subject to the general supervision of the Company's Board of Directors, is responsible for the day-to-day management of the Fund in accordance with the Fund's investment objective and policies. This includes making investment decisions, and buying and selling securities. For its services, the Advisor receives an annual fee of 0.85% of the average daily net assets of the Fund. The advisory fee is accrued daily and paid monthly. However, until December 31, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the total operating expenses, excluding taxes, interest and brokerage commissions (on an annual basis) do not exceed 1.20% of the Investor Class's average daily net assets and 0.95% of the Institutional Class's average daily net assets.

The Advisor is permitted to recoup the fees waived and/or expenses paid within a three-year period to the extent of the expense limitation. Any waivers or reimbursements have the effect of lowering the overall expense ratio for the Fund and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed.

The Advisor was founded in 1919 and has its main office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor provides investment management services for individuals and institutional clients including pension and profit sharing plans. As of December 31, 2003, the Advisor had over $11 billion in assets under management.

Portfolio Managers

The Fund's portfolio is co-managed by J. Bary Morgan and Charles F. Severson. Mr. Morgan and Mr. Severson review and approve the analysts' recommendations and make the final buy and sell decisions for the Fund.

J. Bary Morgan

Mr. Morgan is a Managing Director and Senior Portfolio Manager of the Advisor and Chief Investment Officer of Baird Investment Management. Mr. Morgan joined Baird Investment Management in 1992. He concentrated his undergraduate studies in finance and accounting, earning a B.S. degree in finance from Louisiana Tech University. Mr. Morgan attended the Indiana University Graduate School of Business and received an M.B.A. He received the Chartered Financial Analyst designation in 1995. In addition to co-managing the Fund, Mr. Morgan co-manages the Baird MidCap Fund and the Baird LargeCap Fund, each a series of the Company.

Charles F. Severson

Mr. Severson is a Senior Vice President and Senior Portfolio Manager of the Advisor. Mr. Severson joined the Advisor in 1987 as an Institutional Salesman. In 1991, Mr. Severson joined Baird Investment Management as a Portfolio Manager. He has a B.B.A. degree in Accounting and Finance and a M.S. degree in Finance from the University of Wisconsin-Madison. He received the Chartered Financial Analyst designation in 1990. In addition to co-managing the Fund, Mr. Severson co-manages the Baird MidCap Fund, a series of the Company.

Historical Performance Information of the Advisor for Similar Accounts

The following table sets forth the historical composite performance data for all actual, fee-paying, discretionary equity accounts that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund (the "Small Cap Accounts"), managed by the Advisor for the periods indicated. The Small Cap Accounts represented assets of over $51 million as of March 31, 2004.

PERFORMANCE OF THE SMALL CAP ACCOUNTS IS HISTORICAL AND DOES NOT REPRESENT THE FUTURE PERFORMANCE OF THE FUND OR OF THE ADVISOR.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns presented below reflect the deduction of the Fund's Institutional Class total annual fund operating expenses, before the Advisor's contractual fee waiver and/or expense reimbursement, as set forth under the heading "Fees and Expenses of the Fund." Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. The composite's returns are calculated on a time-weighted basis. Leverage has not been used in the Small Cap Accounts. The Small Cap Accounts are not subject to the diversification requirements, tax restrictions, and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Small Cap Accounts could have been adversely affected if the Small Cap Accounts had been regulated under the federal securities and tax laws. The investment results of the composite presented below are unaudited and are not intended to predict or suggest the future returns of the Fund. All returns presented were calculated in accordance with the standards specified by the Association for Investment Management and Research (AIMR). AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

Periods Ended 3/31/04	Small Cap Accounts Composite	S&P 600 Index(1)
Average Annual Total Returns
1 year	48.41%	56.50%
3 years	10.99%	12.80%
Since Inception (1/1/01 through 3/31/04)(2)	4.94%	9.45%

(1) The S&P 600 Index is an unmanaged, market-value weighted index of 600 small-capitalization common stocks chosen by Standard & Poor's on the basis of market size, liquidity, and industry characteristics. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.

(2) The Small Cap Composite began on January 1, 2001.

Your Account

Distribution of Shares

Distributor

The Advisor, Robert W. Baird & Co. Incorporated, is also the distributor for shares of the Fund (the "Distributor"), and a member of the National Association of Securities Dealers, Inc.

Rule 12b-1 Plan

The Fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the Rule 12b-1 Plan, Investor Class shares pay the Advisor a fee of 0.25% of the average daily net asset value of Investor Class shares. The Advisor uses this fee to finance activities that promote the sale of Investor Class shares. Such activities include, but are not necessarily limited to, shareholder servicing, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. Because 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Revenue Sharing

The Advisor has established a referral program pursuant to which it may pay cash compensation to its sales personnel and/or other brokers, dealers or financial intermediaries for sales of Institutional Class shares of the Fund. Compensation paid to participants in this program for sales of Institutional Class shares of the Fund may be more or less than compensation they receive for sales of shares of other investment companies.

The program is available to brokers, dealers and financial intermediaries that distribute shares of the Fund. The Advisor will pay compensation under the referral program out of its own resources. Accordingly, the referral program will not affect the price an investor will pay for Institutional Class shares of the Fund. Please see "Fees and Expenses of the Fund" for information about the Fund's fees and expenses.

From time to time, the Advisor may enter into networking arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform certain administrative services on behalf of their clients who are Fund shareholders. Any payments made to such brokers and financial intermediaries under these types of arrangements will be made from the Advisor's own resources and will not increase costs to the Fund. The Advisor may be reimbursed for such payments, if permissible, under the Fund's Rule 12b-1 Plan.

Description of Classes

The Fund offers two classes of shares: Investor Class and Institutional Class. The classes differ with respect to their minimum investments. In addition, Investor Class shares impose a Rule 12b-1 fee that is assessed against the assets of the Fund attributable to that class.

The Advisor may select financial institutions, such as banks, fiduciaries, custodians for public funds, investment advisors and broker/dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Class shares. Financial institutions will receive 12b-1 fees from the Advisor based upon shares owned by their clients or customers. The Advisor will determine the schedule of such fees and the basis upon which such fees will be paid.

Share Price

Shares of each class in the Fund are sold at their net asset value ("NAV").

The NAV for each class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") (currently 3:00 p.m., Central time) Monday through Friday, except on days the NYSE is not open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after the Fund or its agents receives your request in good order. The NYSE is closed most national holidays and Good Friday. Please refer to the Fund's Statement of Additional Information ("SAI") for a complete list of the days that the NYSE is closed.

The NAV for a class of shares is determined by adding the value of the Fund's investments, cash and other assets attributable to a particular share class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding in the class.

The Fund's investments are valued according to market value. When a market quote is not readily available or deemed to be inaccurate by the Advisor, the security's value is based on "fair value" as determined by the Advisor under the supervision of the Company's Board of Directors.

When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

  The name of the Fund
  The dollar amount of shares to be purchased
  Purchase application or investment stub
  Check payable to Baird Funds or, if paying by wire, receipt of Federal Funds

Trading in Foreign Securities

The securities markets on which the foreign securities owned by the Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of the Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of the Fund, the Fund will typically value any foreign securities held at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of the Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Company's Board of Directors.

Buying Shares

Minimum Investments

	Initial Purchase	Subsequent Purchases
Investor Class Shares	$1,000 - IRAs $2,500 - all other accounts	$250 $250
Institutional Class Shares	$100,000	No minimum

Minimum investment waivers - Institutional Class Shares

The minimum initial investment amount for Institutional Class shares is reduced for all employees, directors and officers of the Advisor or the Fund and members of their families (including parents, grandparents, siblings, spouses, children and in-laws of such employees, directors and officers).

Timing of Requests

Your price per share will be the NAV next computed after your request is received in good order by the Fund or its agents. All requests received in good order before the close of regular trading on the NYSE will be executed at the NAV computed on that day. Requests received after the close of regular trading on the NYSE will receive the next business day's NAV.

Receipt of Orders

Shares may only be purchased on days the NYSE is open for business. The Fund may authorize one or more broker/dealers to accept on its behalf purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund's behalf. Purchase and redemption orders must be received by the Fund or an authorized intermediary before the close of regular trading on the NYSE to receive that day's share price.

Customer Identification Procedures

The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), please note that U.S. Bancorp Fund Services, LLC, the Company's transfer agent (the "Transfer Agent"), will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted as your permanent street address. If you require assistance when completing your application, please call (toll free) 1-866-44BAIRD.

If the Company or the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the initial purchase will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received. Any delay in processing your order will affect the purchase price you receive for your shares. The Company, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing. If at any time the Company or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Company or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

Market Timing Trading Policy

Short-term or excessive trading into and out of the Fund may harm performance by disrupting investment strategies and by increasing expenses. Accordingly, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Distributor's sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, the Distributor may consider an investor's trading history in the Fund or other Baird Funds.

The risks of market timing cannot be eliminated. Depending on various factors (including the size of the Fund, the amount of assets the Advisor typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies; increase brokerage, administrative, and other expenses; and impact Fund performance. While the Fund seeks to take action that will detect and deter market timing, the Fund cannot represent that market timing can be completely eliminated.

For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, or redemption orders to the Fund on behalf of their customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine whether the purchase or sale is connected with a market timing transaction. Additionally, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity in a manner that would detect market timing. However, the Fund, the Advisor, the Distributor and the Transfer Agent will attempt to detect and deter market timing in transactions by all Fund investors, whether directly through the Transfer Agent or through financial intermediaries.

Methods of Buying
	To Open an Account	To Add to an Account
By Telephone

You may not use telephone transactions for your initial purchase of the Fund's shares. If you have elected the "Telephone Exchange Option" on a Baird Fund, you may call that Fund (toll-free) at 1-866-44BAIRD to request an exchange into another Baird Fund. See "Exchanging Shares."

If you have completed the "Telephone Purchase Option" section of the Account Application Form, call the Fund (toll-free) at 1-866-44BAIRD to place your order. You will then be able to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. The minimum telephone purchase is $250.

By Mail

Make your check payable to "Baird Funds." Forward the check and your application to the address below. To prevent check fraud, the Fund will not accept money orders, third party checks, traveler's checks, credit card checks, starter checks or U.S. Treasury checks for the purchase of shares. If your check is returned for any reason, a $25 fee will be assessed against your account and you will be responsible for any loss incurred by the Fund. The Fund will only accept payment by cashier's check when the cashier's check is in excess of $10,000.

Fill out the investment stub from an account statement, or indicate the Fund name and account number on your check. Make your check payable to "Baird Funds." Forward the check and stub to the address below.

By Federal Funds Wire	Forward your application to Baird Funds at the address below. Call (toll-free) 1-866-44BAIRD to obtain an account number. Wire funds using the instructions to the right.

Notify the Fund of an incoming wire by calling (toll-free) 1-866-44BAIRD. Use the following instructions:
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA#: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit:
(Baird SmallCap Fund, share class)
(name/title on the account)
(account #)

The Fund, Advisor and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Automatic Investment Plan

Open the Fund account with one of the other methods. If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check or deposit slip with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Fund (toll-free) at 1-866-44BAIRD. Additional investments (minimum of $250) will be taken from your checking account automatically monthly or quarterly. If you do not have sufficient funds in your account or if your account is closed at the time of the automatic transaction, you will be assessed a $25 fee.

Through Shareholder Service Organizations	To purchase shares for another investor, call the Fund (toll-free) at 1-866-44BAIRD.	To purchase shares for another investor, call the Fund (toll-free) at 1-866-44BAIRD.
By Exchange	Call the Fund (toll-free) at 1-866-44-BAIRD to obtain exchange information. See "Exchanging Shares."	Call the Fund (toll-free) at 1-866-44BAIRD to obtain exchange information. See "Exchanging Shares."

You should use the following addresses when sending documents by mail or by overnight delivery:
By Mail Baird Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery Baird Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Selling Shares

Methods of Selling
To Sell Some or All of Your Shares
By Telephone	Call the Fund (toll-free) at 1-866-44BAIRD to place the order. (Note: For security reasons, requests by telephone will be recorded.)
By Mail

Send a letter instructing the Fund to redeem the dollar amount or number of shares you wish to redeem. The letter should contain the Fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding.

By Federal Funds Wire	Call the Fund (toll-free) at 1-866-44BAIRD to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.
Systematic Withdrawal Plan

The Fund offers shareholders a Systematic Withdrawal Plan. Call the Fund (toll-free) at 1-866-44BAIRD to arrange for regular monthly or quarterly fixed withdrawal payments. The minimum payment you may receive is $50 per period. Note that this plan may deplete your investment and affect your income or yield.

Shareholder Service Organization	Consult your account agreement for information on redeeming shares.
By Exchange	Call the Fund (toll-free) at 1-866-44BAIRD to obtain exchange information. See "Exchanging Shares" for further information.

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

  The name of the Fund
  The number of shares or the dollar amount of shares to be redeemed
  Signatures of all registered shareholders exactly as the shares are registered
  The account number

Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by the Fund or its agents. You may receive the proceeds in one of three ways:

  We can mail a check to your account's address. You will generally receive the proceeds within seven days after the Fund or its agent receives your request in good order. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.
  We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
  For a $15 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, there may be a delay in sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. This procedure is intended to protect the Fund and its shareholders from loss.

The Transfer Agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations:

  If you change ownership on your account
  When you want the redemption proceeds sent to a different address than that registered on the account
  If the proceeds are to be made payable to someone other than the account's owner(s)
  Any redemption transmitted by federal wire transfer to a bank other than your bank of record
  If a change of address request has been received by the Transfer Agent within the last 15 days
  For all redemptions of $50,000 or more from any shareholder account

Signature guarantees are designed to protect both you and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission (the "SEC"). Notaries cannot provide signature guarantees.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund (toll-free) at 1-866-44BAIRD before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registrant or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Fund (toll-free) at 1-866-44BAIRD before making your request to determine what additional documents are required.

Exchanging Shares

You may exchange all or a portion of your investment from the same class of one Baird Fund to another. You may also exchange between classes of the Fund or other Baird Funds if you meet the minimum investment requirements for the class you would like to exchange into. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. The exchange privilege may be exercised only in those states where the class of shares of the Fund being acquired legally may be sold.

In addition to your ability to exchange all or a portion of your investment between any of the Baird Funds, you may also exchange Fund shares for shares of a money market fund called the First American Prime Obligations Fund by sending a written exchange request to the Fund or, if you have established telephone exchange privileges, by calling (toll-free) 1-866-44BAIRD. Shares of the First American Prime Obligations Fund are not offered by this prospectus. Please read that prospectus before making an exchange into the First American Prime Obligations Fund. This exchange privilege is offered as a convenience to the Fund's shareholders. Please note that when exchanging from the Fund to the First American Prime Obligations Fund, you will begin accruing income from the First American Prime Obligations Fund the day following the exchange. When exchanging less than all of the balance from the First American Prime Obligations Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the First American Prime Obligations Fund through the date of exchange. When exchanging your entire balance from the First American Prime Obligations Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the First American Prime Obligations Fund at the end of the month.

An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Call the Fund (toll-free) at 1-866-44BAIRD to learn more about exchanges and other Baird Funds.

More Information about the Exchange Privilege

The Fund is intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Fund's performance and shareholders. Therefore, the Fund may terminate, without notice, the exchange privilege of any shareholder who uses the exchange privilege excessively. See "Your Account-Buying Shares-Market Timing Trading Policy." The Fund may change or temporarily suspend the exchange privilege during unusual market conditions.

General Transaction Policies

The Fund reserves the right to:

  Vary or waive any minimum investment requirement.
  Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.
  Reject any purchase or exchange request for any reason. Generally, the Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or a shareholder's history of excessive trading).
  Reinvest a distribution check in your account at the Fund's then-current NAV and to reinvest all subsequent distributions if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a distribution check remains uncashed for six months.
  Redeem all shares in your account if your balance falls below the Fund's minimum for the applicable class of shares. If, within 60 days of the Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.
  Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.
  Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
  Modify or terminate the exchange privilege after 60 days written notice to shareholders.
  Make a "redemption in kind" (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets. In such cases, you may incur brokerage costs in converting these securities to cash.
  Reject any purchase or redemption request that does not contain all required documentation.

If you elect to have distributions from the Fund's net investment income and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under "Buying Shares."

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-866-44BAIRD to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.

Portfolio Holdings Disclosure Policy

The Fund's portfolio holdings as of month end will be posted on the Company's website at http://www.bairdfunds.com no earlier than five business days after month end. You may access the Fund's portfolio holdings by clicking on the "View Fund Holdings" link located next to the Fund's name. The Fund will file its portfolio holdings as of the end of the first and third fiscal quarters with the SEC on Form N-Q within 60 days after the end of the quarter, and will file its portfolio holdings as of the end of the second and fourth fiscal quarters with the SEC on Form N-CSR within 10 days after mailing its annual and semi-annual reports to shareholders.

Distributions and Taxes

Dividends and Distributions

The Fund pays its shareholders distributions from the Fund's net investment income and distributes any net capital gains the Fund has realized.

Distributions from the Fund's net investment income are declared and paid annually. Capital gains, if any, are generally distributed once a year. It is expected that the Fund's annual distributions will be primarily distributions from the Fund's capital gains.

Each share class determines its net investment income and capital gains distributions in the same manner. However, because Investor Class shares have distribution fees, the distributions from the Fund's net investment income that are paid to Investor Class shareholders will be lower than those paid to Institutional Class shareholders.

All of your distributions (both from the Fund's net investment income and capital gains) with respect to the Fund will be reinvested in additional shares of the same class unless you instruct otherwise on your account application or have redeemed all shares you held in the Fund. In such cases, distributions from the Fund's net investment income and capital gains distributions will be paid in cash, unless the distribution is less than $10, in which case the distribution will be invested in additional Fund shares (provided you have not redeemed all your shares in the Fund).

Taxation

Fund distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) regardless of whether the distributions are received in cash or reinvested in Fund shares. Distributions paid by the Fund out of the Fund's net investment income (which include dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to the Fund's shareholders as ordinary income, except to the extent any of the dividends are "qualified dividends" eligible for the reduced rate of tax applicable to non-corporate shareholders on net long-term capital gains. Distributions from the Fund's net investment income may be eligible for the corporate dividends-received deduction.

Distributions by the Fund of dividend income that are not of "qualified dividend income" under the Internal Revenue Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income. If the Fund has income of which more than 95% was qualified dividends, all of the Fund's distributions attributable to dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements also must be satisfied by both the Fund and the shareholder to obtain qualified dividend treatment. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time a shareholder has owned Fund shares.

A distribution from the Fund's net investment income or capital gains declared by the Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

If the value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a distribution of the Fund's net investment income or capital gains distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year. Distributions by the Fund may also be subject to state and local taxes. Please note that distributions of net investment income and capital gains distributions are taxable even if reinvested.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held by a shareholder.

Additional tax information may be found in the Statement of Additional Information ("SAI"). Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

For More Information

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The SAI contains details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports

The Fund's annual and semi-annual reports will provide information regarding the Fund's financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the Fund's last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-866-44BAIRD or by writing to:

Baird Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
publicinfo@sec.gov
1-202-942-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

BAIRD FUNDS, INC.

Statement of Additional Information

Baird SmallCap Fund

June 30, 2004

        This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated June 30, 2004 of the Baird SmallCap Fund (the "Fund"). The Fund is a series of Baird Funds, Inc. (the "Company"). This SAI contains additional information about principal strategies and risks already described in the Prospectus, as well as descriptions of non-principal strategies not described in the Prospectus. Copies of the Fund's Prospectus may be obtained by writing the Fund at 615 East Michigan Street, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (toll-free) 1-866-44BAIRD. You should read this SAI together with the Prospectus and retain it for further reference.

TABLE OF CONTENTS

Page
BAIRD FUNDS, INC.	3
INVESTMENT STRATEGIES AND RISKS	3
INVESTMENT OBJECTIVE AND LIMITATIONS	14
NET ASSET VALUE	16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	17
DESCRIPTION OF SHARES	19
ADDITIONAL INFORMATION CONCERNING TAXES	20
MANAGEMENT OF THE COMPANY	20
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	25
PORTFOLIO TRANSACTIONS	25
INVESTMENT ADVISORY AND OTHER SERVICES	26
DISTRIBUTOR	30
DISTRIBUTION PLAN	30
ANTI-MONEY LAUNDERING PROGRAM	31
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS	32
COUNSEL	32
PERFORMANCE	32

BAIRD FUNDS, INC.

        The Company is an open-end, diversified, management investment company. The Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000. The Company is authorized to issue shares of common stock in series and classes. Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class. The Company also offers other funds that are described in separate Prospectuses and Statements of Additional Information.

INVESTMENT STRATEGIES AND RISKS

General Information Regarding the Fund

        Robert W. Baird & Co. Incorporated (the "Advisor") may purchase for the Fund common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Advisor may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate.

        Ratings. The ratings of Standard & Poor's, Moody's, Fitch and other nationally recognized statistical rating organizations represent their opinions as to the quality of debt securities. Investment grade securities are securities that are of medium to high-quality and are rated in any of the four highest categories by at least one nationally recognized statistical rating organization (e.g., BBB or above by Standard and Poor's, BBB or above by Fitch or Baa or above by Moody's). It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

        The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

        Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund should continue to hold the security.

        Securities Lending. The Fund may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. During the term of such arrangements, the Fund will maintain such value by the daily marking to market of the collateral. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. When the Fund lends its securities, the Fund continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by the Fund on the loaned securities are not treated as "qualified dividends" for tax purposes. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

        Money Market Instruments. The Fund may invest from time to time in "money market instruments," a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 13 months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

        Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of the Fund's net assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

        Investments by the Fund in commercial paper will consist of issues rated at the time A-1 and/or Prime-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized statistical rating organization. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

        The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risk.

        Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the repurchase agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

        The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

        Investment Companies and Index-Based Investments. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

        The Fund may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, a pro-rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

        The Fund may invest in investment companies or vehicles that seek to track the composition and performance of a specific index, subject to the restrictions set forth above. For example, without limitation, the Fund may invest up to 5% of its total assets in SPDRs (Standard & Poor's Depositary Receipts). SPDRs are issued by the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard and Poor's 500 Index (the "S&P 500 Index") and whose shares trade on the American Stock Exchange. Investments in index-based investments such as SPDRs are subject to the same risks as investments in the securities that comprise the index. Accordingly, the market price of index-based investments fluctuates in relation to changes in the value of the underlying portfolio of securities.

        U.S. Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

        Borrowings and Reverse Repurchase Agreements. The Fund may borrow money to the extent allowed (as described below) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Fund should decline in value while borrowings are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, the Fund's net asset values may be subject to greater fluctuation until the borrowing is paid off.

        Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), the Fund will place in a segregated custodial account U.S. government securities or other liquid securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

        Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. The Fund will limit investments in preferred stock to no more than 5% of the Fund's net assets.

        When-Issued Purchases, Delayed Delivery and Forward Commitments. The Fund may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when portfolio securities are set aside to cover such purchase commitments than when cash is set aside. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

        The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize capital gains or losses.

        When the Fund engages in when-issued, delayed delivery and forward commitment transactions, the Fund relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

        The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities the Fund committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

        Options Trading. The Fund may purchase put and call options. Option purchases by the Fund will not exceed 5% of the Fund's net assets. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. This is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

        The Fund will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

        A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

        The Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Funds in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase the Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by the Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. In addition, the Fund may sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of the Fund's assets subject to covered options written by the Fund will not exceed 5% of the value of its net assets.

        The Fund's obligations under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. The Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

        By writing a covered call option on a security, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Fund. When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

        As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

        Futures Contracts and Related Options. The Advisor may determine that it would be in the best interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which the Fund intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective equity index or to reduce transaction costs. For example, the Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

        A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

        The Fund may sell index futures contracts. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

        In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

        Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by the Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of the Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

        Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

        Successful use of futures by the Fund is also subject to the Advisor's ability to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because the Fund will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

        Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market.

        The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

        Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

        Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

        The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        In connection with a futures transaction, unless the transaction is covered in accordance with the Securities and Exchange Commission (the "SEC") positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid securities equal to the entire amount at risk (less margin deposits) on a continuous basis. The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as commodity pool operator under the CEA.

        Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

        The Fund intends to limit transactions in futures contracts and related options so that not more than 5% of the Fund's net assets are at risk.

        Foreign Securities and American Depositary Receipts ("ADRs"). The Fund may invest in foreign securities and sponsored ADRs. ADRs are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

        While "sponsored" and "unsponsored" ADR programs are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

        Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depositary), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

        Investments in foreign securities, whether made directly or through ADRs, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Fund does not intend to hedge against foreign currency risk (except on unsettled trades). Changes in currency exchange rates will affect the value of unhedged positions and will impact the Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

Temporary Strategies

        In limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions, the Advisor may invest up to 100% of the Fund's total assets in cash or similar investments (such as U.S. Government securities, repurchase agreements, commercial paper or certificates of deposit). When the Fund takes a temporary position, the Fund may not achieve its investment objective.

Portfolio Turnover

        The Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions relating from such gains will be ordinary income for federal income tax purposes. Under normal circumstances, the Fund is expected to have an annual portfolio turnover rate of less than 100%.

INVESTMENT OBJECTIVE AND LIMITATIONS

Investment Objective

        The Fund's investment objective cannot be changed without shareholder approval, which requires the approval of a "majority of the Fund's outstanding voting securities," as defined below.

Fundamental Investment Limitations

        The Fund is subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund's outstanding voting securities. A "majority of the outstanding voting securities" of the Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund:

        1.   May not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

        2.   May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets. The Fund may also borrow money from other persons to the extent permitted by applicable laws.

        3.   May not issue senior securities, except as permitted under the 1940 Act.

        4.   May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

        5.   May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

        6.   May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

        7.   May not purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

        8.   May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

        Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

        With respect to Fundamental Investment Limitation No. 3, the 1940 Act permits the Fund to enter into options, futures contracts, forward contracts, repurchase transactions and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions.

        With respect to Fundamental Investment Limitation No. 7, the Fund defines "industry" in accordance with the classifications used by Standard & Poor's Small Cap 600 Index (the "S&P 600"), the Fund's benchmark. The S&P 600 uses the Global Industry Classification Standards (GICS), an industry classification system developed by Standard & Poor's Corporation in collaboration with Morgan Stanley Capital International (MSCI). GICS is comprised of 10 sectors, 23 industry groups, 59 industries and 123 sub-industries. A company is assigned to a single GICS sub-industry according to the definition of its principal business activity as determined by Standard & Poor's and MSCI. Revenues are a significant factor in defining principal business activity; however, earnings analysis and market perception are also important criteria for classification. The Fund may be concentrated in a sector but will not be concentrated in any industry or industry group.

Non-Fundamental Investment Limitations

        The following are the Fund's non-fundamental operating policies, which may be changed by the Company's Board of Directors (the "Board") without shareholder approval.

The Fund may not:

        1.   Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

        2.   Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

        3.   Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

        4.   Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

        5.   Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

        6.   Make any change in the Fund's investment policy of investing at least 80% of its net assets in the investments suggested by the Fund's name without first providing the Fund's shareholders with at least 60 days' prior notice.

        7.   Under normal market conditions, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer.

        The Fund's non-fundamental investment policies listed above may be changed with the approval of the Company's Board. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

NET ASSET VALUE

        Shares of the Fund are sold on a continual basis at the net asset value next computed following receipt of an order in proper form by a dealer, the Fund's distributor, Robert W. Baird & Co. Incorporated (the "Distributor"), or U.S. Bancorp Fund Services, LLC (the "Transfer Agent").

        The net asset value per share of the Fund is calculated separately for the Investor Class shares and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividend accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class. The result, rounded to the nearest cent, is the net asset value per share.

        When determining net asset value, expenses are accrued and applied daily. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded, and with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price. However, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on a national securities exchange or Nasdaq, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of the Company or its delegate. The Board may approve the use of pricing services to assist the Fund in the determination of net asset value. All money market instruments held by the Fund will be valued on an amortized cost basis. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 p.m. Central time, and at other times, may not be reflected in the calculation of net asset value of the Fund. The New York Stock Exchange (the "Exchange") is currently closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Fees for Certain Shareholder Services. Shareholder organizations or institutions may be paid by the Fund for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

        Suspension of Redemption Right. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

        Redemption in Kind. The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash.

        Involuntary Redemptions. In addition to the situations described in the Fund's Prospectus under "General Transaction Policies," the Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus.

        Exchange Privilege. By use of the exchange privilege, shareholders authorize the Transfer Agent to act on exchange instructions received in writing or by telephone from any person representing himself to be the shareholder, or, in some cases, the shareholder's registered representative or account representative of record, and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

        Shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will be purchased at the net asset value per share next determined after acceptance of the request by the Fund's Transfer Agent in accordance with the policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

        Automatic Investment Plan. The Investor Class and Institutional Class shares of the Fund offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, monthly or quarterly basis ($250 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount from the shareholder's account each month or quarter and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Automatic Investment Plan.

        The Automatic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price.

        Systematic Withdrawal Plan. The Fund offers shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of the Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

        In-Kind Payments. Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact the Fund (toll-free) at 1-866-44BAIRD. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning certain tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

        Individual Retirement Accounts (Investor Class Only). The Company has available a plan (the "Traditional IRA") for use by individuals with earned income who wish to use shares of the Fund as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70-1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70-1/2.

        The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with earned income. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70-1/2, as long as the account owner has earned income.

        The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law.

        Savings Incentive Match Plan for Employees of Small Employers (Investor Class Only). The Company also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE Individual Retirement Accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3% of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee's compensation.

        In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

        The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Fund. Any person who wishes to establish a retirement plan account may do so by contacting the Fund (toll-free) at 1-866-44BAIRD. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

        The Company's Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of eight series, one of which represents the shares of the Fund (each, a "series" or "fund"). Each series is divided into two classes designated as Investor Class shares and Institutional Class shares (each, a "Class") and, with respect to the Fund, consists of the number of shares set forth next to each Class in the table below:

Class of	Number of Authorized
Common Stock	Shares in the Series

Investor Class	Indefinite
Institutional Class	Indefinite

        The remaining seven series of common stock representing interests in seven other separate investment portfolios are described in separate Statements of Additional Information. The Board may classify or reclassify any particular class of shares into one or more additional series or classes. Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distribution by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the Rule 12b-1 Plan.

ADDITIONAL INFORMATION CONCERNING TAXES

        The Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received dividends from a corporation, although corporate shareholders could be eligible for the dividends received deduction.

MANAGEMENT OF THE COMPANY

        Under the laws of the State of Wisconsin, the business and affairs of the Fund are managed under the direction of the Board of the Company. The Board is responsible for acting on behalf of the shareholders.

        The Company does not normally hold shareholders' meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers

        Directors and officers of the Company as of December 31, 2003, together with information as to their principal business occupations during the last five years, and other information are shown in the following table. Each Director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and Director holds the same positions with the Company and the Fund.

Independent Directors

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John W. Feldt University of Wisconsin Foundation 1848 University Avenue Madison, WI 53705 Age: 61	Independent Director	Indefinite; Since September 2000	Senior Vice President-Finance, University of Wisconsin Foundation since 1985; Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)	7	Director of Thompson Plumb Funds, a mutual fund complex of which Mr. Feldt oversees 4 portfolios
George C. Kaiser 759 N. Milwaukee Street Milwaukee, WI 53202 Age: 71	Independent Director	Indefinite; Since September 2000	CEO, George Kaiser & Co., a business consulting company, since 1999; Chairman and CEO, Hanger Tight Company, a manufacturing company (1988-1999); Chairman and CEO, Interstore Transfer Systems, Ltd., a manufacturing company (1992-1999); Chairman, International Retail Services Group, Ltd. (1995-1999); Executive Vice President, Arandell Schmidt Co., a catalog printer company (1984-1987); various positions Arthur Andersen & Co. (1957-1964, 1967-1984), most recently serving as Partner (1969-1984); Secretary of Administration, State of Wisconsin (1965-1967)	7	None

Interested Director

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

G. Frederick Kasten, Jr.* 77 East Wisconsin Avenue Milwaukee, WI 53202 Age: 65	Director and Chairman	Indefinite; Since September 2000	Chairman, the Advisor since January 2000; Chairman and CEO, the Advisor (January 1998-January 2000); President and CEO, the Advisor (January 1983-January 1998); President, the Advisor (January 1979-January 1983)	7	Director of Regal-Beloit Corporation, a manufacturing company

* Mr. Kasten is an "interested person" of the Company (as defined in the 1940 Act) because he serves as the Chairman of the Advisor.

Principal Officers

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary Ellen Stanek 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 48	President	Indefinite; Since September 2000

Managing Director, the Advisor, and Chief Investment Officer of Baird Advisors, a department of the Advisor, since March 2000; President and CEO, Firstar Investment Research & Management Company, LLC ("FIRMCO") (November 1998-February 2000); President, Firstar Funds, Inc. (December 1998-March 2000); President and Chief Operating Officer, FIRMCO (March 1994-November 1998)

J. Bary Morgan 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 38	Senior Vice President	Indefinite; Since February 2003

Chief Investment Officer of Baird Investment Management, a department of the Advisor, since January 2004; Managing Director, the Advisor, since January 2001; Director of Baird Investment Management (January 2001-January 2004); Senior Vice President, the Advisor (January 2000-January 2001); First Vice President, the Advisor (January 1996-January 2000)

Glen F. Hackmann 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 62	Vice President	Indefinite; Since September 2000	Secretary, General Counsel and Managing Director, the Advisor (September 1984-present)
Russell P. Schwei 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 44	Vice President	Indefinite; Since September 2000	Operations Director, the Advisor since July 1992; Chief Financial Officer and Managing Director, the Advisor (February 1999-December 1999); Managing Director, the Advisor (January 1997-present)
Leonard M. Rush 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 58	Treasurer	Indefinite; Since September 2000	Chief Financial Officer, the Advisor since January 2000; Assistant Treasurer, FMR Company, a mutual fund company (April 1994-December 1999)
Brett R. Meili 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 42	Secretary	Indefinite; Since September 2000	Associate General Counsel, the Advisor since April 1999; Senior Counsel, Strong Capital Management, Inc., a mutual fund company (January 1996-April 1999)

Board Committees

        The Board of Directors has two standing committees - an Audit Committee and a Nominating Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least semi-annually. During the fiscal year ended December 31, 2003, the Audit Committee met three times. The Independent Directors - John W. Feldt and George C. Kaiser - comprise the Audit Committee. Stephen A. Roell, who resigned as a Director of the Company effective December 31, 2003, was a member of the Audit Committee during the fiscal year ended December 31, 2003.

        The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Directors of the Company and meets as often as it deems necessary. The Nominating Committee was formed in November 2003 and did not meet during the fiscal year ended December 31, 2003. The Independent Directors - John W. Feldt and George C. Kaiser - comprise the Nominating Committee. Stephen A. Roell, who resigned as a Director of the Company effective December 31, 2003, was a member of the Nominating Committee during the fiscal year ended December 31, 2003. The Company does not have any policies in place regarding nominees for Directors recommended by shareholders.

        A Valuation Committee, which is not comprised of members of the Board, was established on February 25, 2002 by the Board of Directors. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are subsequently reported to the full Board. The Valuation Committee will meet as necessary when a price is not readily available. During the fiscal year ended December 31, 2003, the Valuation Committee met three times. Leonard M. Rush, Treasurer; Mary Ellen Stanek, President; and Mark Roble, a Managing Director of the Advisor, comprise the Valuation Committee.

Board Compensation

        With respect to fiscal 2003, the Company, and/or the Advisor, paid each Independent Director an aggregate annual fee of $10,000, plus $1,000 per Board meeting attended. In addition, each Independent Director is reimbursed by the Company for travel and other expenses incurred in connection with attendance at such meetings. Committee members do not receive compensation for committee meetings attended. Officers and directors of the Fund who are deemed "interested persons" of the Company or the Fund, as defined in the 1940 Act, receive no compensation or expense reimbursement from the Fund or the Advisor. Neither the Company nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses.

        The following table provides information relating to compensation paid to the Independent Directors by the Company during the fiscal year ended December 31, 2003 for overseeing the other series of the Company (which are not discussed in this Statement of Additional Information). During the fiscal year ended December 31, 2003, Independent Directors did not receive any remuneration from the Fund because the Fund was not offered for sale until the date of this SAI.

Name	Total Compensation from Fund Complex Paid to Directors(1)
John W. Feldt	$1,449
George C. Kaiser	$1,449
Stephen A. Roell(2)	$1,449

(1)

Compensation shown in the above table represents compensation paid directly by two of the series within the Fund Complex. During 2003, compensation received by the Independent Directors for overseeing all seven series of the Company (other than the Fund, which was not offered for sale until the date of this SAI) totaled $14,000 for John W. Feldt, $14,000 for George C. Kaiser and $14,000 for Stephen A. Roell. Of the $14,000 paid to each Independent Director, $12,551 was paid by the Advisor and the remainder was paid directly by two series of the Fund as set forth above.

(2)	Effective December 31, 2003, Stephen A. Roell resigned as a Director of the Company.

Board Interest in the Fund

        As of December 31, 2003, the Directors beneficially owned the following amounts in the Fund Complex. (Note: the Directors only own shares in the Institutional Class of shares):

Key
    $1-$10,000
    $10,001-$50,000
    $50,001-$100,000
    over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Fund(1)
Name of Director	SmallCap Fund(2)	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John W. Feldt, Independent Director	None	B
George C. Kaiser Independent Director	None	D
G. Frederick Kasten, Jr. Interested Director and Chairman	None	D

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)	The Fund was not offered for sale until the date of this SAI.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

        Information regarding principal shareholders and control persons of the Fund is not provided because the Fund was not offered for sale until the date of this SAI.

PORTFOLIO TRANSACTIONS

        Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

        The portfolio turnover rate for the Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve their respective investment objectives.

        Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

        Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

        Fixed income securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

        The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund's interests.

        The Investment Advisory Agreement (the "Agreement") between the Company and the Advisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will seek to obtain the most favorable prices and at reasonable commission rates. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Advisor to cause the Fund to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. There are no directed brokerage arrangements.

        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to it by the Fund. The Board will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account(s).

        Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person is a member, except to the extent permitted by the SEC.

        Investment decisions for the Fund are made independently from those for other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services

        Pursuant to an investment advisory agreement dated September 29, 2000, as amended (the "Advisory Agreement"), Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI 53202 (the "Advisor"), furnishes continuous investment advisory services and management to the Fund. The Advisor is an investment advisory and brokerage firm formed in the State of Wisconsin on December 29, 1919.

        Baird Financial Corporation ("BFC"), a holding company, in combination with current and former employees of the Advisor, owns all of the outstanding stock of the Advisor. Baird Holding Company ("BHC"), in combination with current and former employees of the Advisor, owns all of the outstanding stock of BFC. Prior to May 13, 2004, BHC was controlled by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). On April 20, 2004, Northwestern Mutual entered into an agreement with BHC pursuant to which BHC agreed to purchase Northwestern Mutual's interest in BHC, subject to certain conditions, including a requirement that the purchase be approved by the shareholders (other than Northwestern Mutual) of BHC, the Advisor and BFC. Shareholder approval for the transaction was obtained at a meeting held on May 12, 2004, and the transaction was completed on May 13, 2004. Accordingly, Northweswtern Mutual no longer controls BHC.

        The Advisory Agreement with respect to the Fund has an initial term of two years from June 30, 2004 and is required to be approved annually (a) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board of Directors of the Company or by the vote of the shareholders. The Advisory Agreement with respect to the Fund was approved by the Independent Directors on May 17, 2004. The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on 60 days' notice. The Advisory Agreement will continue in effect, unless sooner terminated, for successive one-year periods so long as it is approved annually. In the Advisory Agreement, the Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities. These expenses do not include the cost of securities and other investments purchased or sold for the Fund and do not include brokerage commissions and any other transaction charges. Brokerage commissions and other transaction charges are included in the cost basis of the securities and other investments.

        When the Board of Directors approved the Advisory Agreement on May 17, 2004, the Directors were provided with materials relating to, and considered and evaluated information concerning, among other things, (a) the terms and conditions of the Advisory Agreement, including the nature, quality and scope of the investment management services and the fees charged for these services; (b) a comparison of the Fund's fees and expenses in relation to various industry averages; and (c) the Directors' legal duties in approving the Advisory Agreement. In order to assess the Advisor's fee, the Directors considered the fee structure applicable to the Fund, including the expense cap/reimbursement agreement between the Advisor and the Fund described below, and comparative industry fee data provided by an independent service. The Board also considered the fact that investors would have a choice of a small-cap fund managed by the Advisor in addition to the large- and mid-cap funds currently offered. The Board received a presentation about the Advisor's small-cap investment style, portfolio team and investment capabilities, and noted that the Advisor has an established small-cap investment strategy, given the three-year performance record of the separate accounts managed by the Advisor in a similar style. On the basis of their review of the foregoing information, the Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund's shareholders.

        As compensation for its advisory services, the Fund pays to the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund. As described in the Prospectus, the Advisor has contractually agreed to waive its management fee and/or reimburse Fund expenses so as to limit the total expenses of the Fund to an annual rate of 0.95% for the Institutional Class and 1.20% for the Investor Class, through December 31, 2005. Pursuant to the Advisory Agreement, the Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Fund is not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

        The Advisor may act as an investment advisor and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients in addition to the Fund.

Proxy Voting Policies

        The Board of Directors has adopted proxy voting policies and procedures that delegate the authority to vote proxies to the Advisor, subject to the supervision of the Board. The Board has also authorized the Advisor to retain a third party proxy voting service, such as Institutional Shareholder Services ("ISS"), to provide recommendations on proxy votes.

        The Advisor's proxy voting policies and procedures generally provide that the Advisor will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote all proxies in the best interest of clients. The Advisor has adopted proxy voting guidelines that may be employed when considering how to vote proxies. In situations where the Advisor's interests conflict, or appear to conflict, with client interests, the Advisor will take one of the following steps to resolve the conflict:

    Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;
    Refer the proxy to the client or to a fiduciary of the client for voting purposes;
    Suggest that the client engage another party to determine how the proxy should be voted; or
    Disclose the conflict to the client and obtain the client's direction to vote the proxies.

        In the event of a conflict of interest between the Fund and the Advisor with regard to a proxy vote, and assuming the Advisor chooses to disclose the conflict to the Fund and obtain the Fund's direction as to how to vote the proxies, the Board has delegated its authority to the Independent Directors and the proxy voting direction in such a case shall be determined by a majority of the Independent Directors.

        Beginning August 31, 2005, the Fund's proxy voting record will be available without charge, either upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Advisor's website, or both; and by accessing the SEC's website at http://www.sec.gov.

Code of Ethics

        The Company, the Advisor, and the Distributor have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics govern the personal securities transactions of directors, officers, managers, members, and employees who may have access to current trading information of the Fund. These Codes of Ethics permit such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

Fund Administration

        U.S. Bancorp Fund Services, LLC ("USBFS") provides administrative personnel and services (including blue sky services) to the Company and the Fund. Administrative services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory, and computers as is necessary or beneficial to provide compliance services to the Fund and the Company.

Financial Intermediaries

        From time to time, the Fund may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Fund to their customers or other persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications regarding the Fund, and related services as the Fund or the intermediaries' customers or such other persons may reasonably request. In such cases, to the extent paid by the Fund, the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund.

Custodian

        U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, 45202, serves as custodian of the Fund's assets. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain separate accounts in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. U.S. Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that U.S. Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. U.S. Bank, N.A. and USBFS are affiliates.

Transfer Agent

        USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, USBFS has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend payments and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

Fund Accounting

        In addition, the Fund has entered into the Fund Accounting Servicing Agreement (the "Accounting Agreement") with USBFS pursuant to which USBFS has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. Pursuant to the Accounting Agreement, USBFS receives a fee that is paid monthly at an annual rate of $32,287.50 on the first $100 million of the Fund's average daily net assets, 1.345% on the next $200 million of the Fund's average daily net assets and 0.807% of the Fund's average daily net assets on the balance.

DISTRIBUTOR

        Robert W. Baird & Co. Incorporated also serves as the principal distributor for shares of the Fund pursuant to a Distribution Agreement with the Company dated September 26, 2000, as amended (the "Distribution Agreement"). The Advisor is registered as a broker/dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Advisor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares. As compensation for its services under the Distribution Agreement, the Advisor may retain all or a portion of the Rule 12b-1 fees payable under the Distribution Plan, discussed below.

DISTRIBUTION PLAN

        The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund's average daily net asset value. Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. The Plan is a "compensation plan" which means that payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases the Investor Class's expenses from what they would otherwise be. The Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on the Fund's net assets.

        Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the Independent Directors, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Interests of Certain Persons

        With the exception of the Advisor, in its capacity as the Fund's investment advisor and principal underwriter of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Company who is not an "interested person" has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Fund

        The Board considered various factors in connection with its decision to approve the Plan, including: (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the Plan to other distribution efforts of the Fund; and (f) the possible benefits of the Plan to any person relative to those of the Fund.

        Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary activities under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Investor Class of the Fund and its shareholders in at least one of several potential ways. Specifically, the Board concluded that the Distributor and any person entering into related agreements with the Distributor under the Plan would have little or no incentive to incur promotional expenses on behalf of the Investor Class if the Plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, the continued viability of the Investor Class. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Investor Class shareholders, which would, of course, benefit such shareholders. Finally, the adoption of the Plan would help to increase assets under management in a short amount of time, given the marketing efforts on the part of the Distributor and the other recipients of 12b-1 payments under the Plan to sell Investor Class shares, which should result in certain economies of scale.

        While there is no assurance that the expenditure of Investor Class assets to finance distribution of Investor Class shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Investor Class, it will be able to determine the benefit of such expenditures in deciding whether to continue the Plan.

ANTI-MONEY LAUNDERING PROGRAM

        The Company has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

        Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and transfer agent have established proper anti-money laundering procedures that require the reporting of suspicious and/or fraudulent activity, verifying the identity of the new shareholders, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and undertaking a complete and thorough review of all new account applications. The Company will not transact business with any person or entity whose identity cannot be adequately verified.

        Pursuant to the USA PATRIOT Act and the Program, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

        PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, has been selected as the independent accountants of the Company. As such, it is responsible for auditing the financial statements of the Fund.

        Audited financial statements are not provided because the Fund was not offered for sale until the date of this SAI.

COUNSEL

        Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI 53202, serves as counsel to the Company and has passed upon the legality of the shares offered by the Fund.

PERFORMANCE

        From time to time, the total return of Investor Class shares and Institutional Class shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Fund (toll-free) at 1-866-44BAIRD.

BAIRD FUNDS, INC.
PART C

OTHER INFORMATION

Item 22. Exhibits.

           See "Exhibit Index"

Item 23. Persons Controlled by or Under Common Control with Registrant.

           No person is directly or indirectly controlled by or under common control with the Registrant.

Item 24. Indemnification.

           Reference is made to Article VII of the Registrant's Bylaws.

           Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

           The Registrant's directors and officers are insured under a policy of insurance maintained by the Registrant's investment adviser against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 25. Business and Other Connections of the Investment Advisor.

           Robert W. Baird & Co. Incorporated (the "Advisor") serves as the investment adviser for the Registrant. The Advisor is a registered broker-dealer as well as an investment adviser. The business and other connections of the Advisor are further described in the Advisor's Uniform Application for Investment Advisor Registration ("Form ADV") as filed with the SEC. The names and titles of the executive officers and directors of the Advisor are set forth in the table under Item 26(b), below. Each director and executive officer of the Advisor holds the same position with Baird Holding Company and Baird Financial Corporation. Baird Financial Corporation and Baird Holding Company are affiliates of the Advisor and are located at the same address as the Advisor.

           To the best of Registrant's knowledge, none of the Advisor's directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below.
Name of Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years
G. Frederick Kasten, Jr.	Director of Regal-Beloit Corporation, 200 State Street, Beloit, Wisconsin 53511
Paul J. Carbone

Director of The Hygenic Corporation, 1245 Home Avenue, Akron, Ohio 44310

Director of NimbleGen Systems, Inc., 1 Science Court, Madison, Wisconsin 53711

Director of Marshall Erdman & Associates, 5117 University Avenue, Madison, Wisconsin 53704

Director of Network Towers LLC, Network Building & Consulting, 812 Oregon Avenue, Suite E, Linthicum Heights, Maryland 21090

Director of Xaloy Inc., 102 Xaloy Way, Pulaski, Virginia 24301

Patrick S. Lawton	Director of Wauwatosa Savings Bank, 11200 West Plank Court, Wauwatosa, Wisconsin 53226
Paul E. Purcell	Director of RC2 Inc., 1111 West 22nd Street, Suite 320, Oak Brook, Illinois 60523
Mary Ellen Stanek	Director of Journal Communications, Inc., 333 West State Street, Milwaukee, Wisconsin 53203 Director of West Bend Mutual Insurance Company, 1900 South 18th Avenue, West Bend, Wisconsin 53095

Item 26.  Principal Underwriter.

(a)

Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, the Distributor for shares of the Registrant, also acts as the sub-investment manager for the following portfolios of registered investment companies: Full Maturity Fixed Income Master Portfolio and the Balanced Master Portfolio of CCM Advisors, Inc. The Distributor also acts as a subadviser to separate accounts managed by Dearborn Partners, LLC.

(b)	To the best of Registrant's knowledge, the directors and executive officers of Robert W. Baird & Co. Incorporated are as follows:

Name and Principal Business Address	Position and Offices with Robert W. Baird & Co. Incorporated	Positions and Offices with Registrant
G. Frederick Kasten, Jr.	Chairman of the Board	Director and Chairman of the Board
Paul E. Purcell	Director, President and Chief Executive Officer	None
Paul J. Carbone	Director and Managing Director	None
Leonard M. Rush	Managing Director and Chief Financial Officer	Treasurer
Russell P. Schwei	Managing Director	None
Glen F. Hackmann	Secretary	Vice President
Deborah J. Fabritz	Assistant Secretary	None
Patrick S. Lawton	Director	None
William W. Mahler	Director	None
Terrance P. Maxwell	Director	None
Michael J. Schroeder	Director	None
Mary Ellen Stanek	Director	President
Robert J. Venable	Director	None
The address of each of the foregoing is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) Not applicable

Item 27.  Location of Accounts and Records.

           The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained in the following locations:
Records Relating to:	Are located at:
Registrant's Fund Accounting, Fund Administrator and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant's Investment Advisor	Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202
Registrant's Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 54202

Item 28.  Management Services Not Discussed in Parts A and B.

            Not applicable.

Item 29.  Undertakings.

            Not applicable.

SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 25th day of June, 2004.

BAIRD FUNDS, INC.
(Registrant)

By: /s/ Brett R. Meili
 Brett R. Meili
Secretary

            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A has been signed below on June 25, 2004 by the following persons in the capacities indicated.
Signature	Title

/s/ Mary Ellen Stanek Mary Ellen Stanek	President (principal executive officer)

/s/ Leonard M. Rush Leonard M. Rush	Treasurer (principal financial officer)

John W. Feldt*	Director

George C. Kaiser*	Director

G. Frederick Kasten, Jr.*	Director

Frederick P. Stratton, Jr.**	Director

*By: /s/ Brett R. Meili Brett R. Meili Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A.
**By: /s/ Brett R. Meili Brett R. Meili Attorney in fact pursuant to Power of Attorney filed herewith.

EXHIBIT INDEX
Exhibit Number	Document Description
(a.1)	Articles of Incorporation[1]
(a.2)	Amendment to Articles of Incorporation dated December 29, 2000[3]
(a.3)	Amendment to Articles of Incorporation dated December 31, 2002[7]
(a.4)	Amendment to Articles of Incorporation dated May 1, 2003[7]
(a.5)	Amendment to Articles of Incorporation dated April 16, 2004 - filed herewith
(b)	Bylaws[1]
(c)	Instruments Defining Rights of Security Holders - Incorporated by reference to the Articles of Incorporation and By-Laws
(d.1)	Investment Advisory Agreement[2]
(d.2)	Exhibit E to Investment Advisory Agreement[3]
(d.3)	Exhibit F to Investment Advisory Agreement[3]
(d.4)	Exhibit G to Investment Advisory Agreement[3]
(d.5)	Exhibit H to Investment Advisory Agreement - filed herewith
(d.6)	Expense Cap/Reimbursement Agreement dated June 24, 2004 - filed herewith
(d.7)	Amendment to the Investment Advisory Agreement (relating to name change of Baird Core Bond Fund to Baird Core Plus Bond Fund)[8]
(d.8)	Amendment to the Investment Advisory Agreement (relating to name change of Baird Horizon Growth Fund to Baird LargeCap Fund)[8]
(d.9)	Amended and Restated Expense Cap/Reimbursement Agreement dated August 18, 2003[8]
(d.10)	Amendment to Amended and Restated Expense Cap/Reimbursement Agreement dated December 31, 2003[8]
(e.1)	Distribution Agreement[1]
(e.2)	Exhibit G to Distribution Agreement[3]
(e.3)	Exhibit H to Distribution Agreement - filed herewith
(e.4)	Amendment to the Distribution Agreement (relating to name change of Baird Core Bond Fund to Baird Core Plus Bond Fund)[8]
(e.5)	Amendment to the Distribution Agreement (relating to name change of Baird Horizon Growth Fund to Baird LargeCap Fund)[8]
(f)	Bonus or Profit Sharing Contracts - Not applicable
(g.1)	Custody Agreement[1]
(g.2)	Exhibit C to Custody Agreement - filed herewith
(g.3)	Amendment to Custody Agreement dated January 1, 2002[6]
(h.1)	Administration Agreement[2]
(h.2)	Fund Administration Servicing Agreement[1]
(h.3)	Exhibit A to Fund Administration Servicing Agreement - filed herewith
(h.4)	Transfer Agent Servicing Agreement[1]
(h.5)	Exhibit A to Transfer Agent Servicing Agreement - filed herewith
(h.6)	Fund Accounting Servicing Agreement[1]
(h.7)	Exhibit A to Fund Accounting Servicing Agreement - filed herewith
(h.8)	Fulfillment Servicing Agreement[3]
(h.9)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002[6]
(h.10)	2nd Amendment to the Fund Administration Servicing Agreement dated November 17, 2003[8]
(h.11)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002[6]
(h.12)	Amendment to Transfer Agent Servicing Agreement dated June 30, 2002[6]
(h.13)	Addendum to Transfer Agent Agreement dated July 24, 2002[6]
(h.14)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002[6]
(h.15)	Amendment to Fulfillment Servicing Agreement dated January 1, 2002[6]
(h.16)	Amendment to the Fulfillment Servicing Agreement dated June 30, 2002[6]
(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 28, 2000[3]
(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated April 27, 2001[4]
(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 28, 2004 - filed herewith
(i.4)	Consent of Godfrey & Kahn, S.C. relating to Exhibits (i.1) and (i.2) - filed herewith
(j)	Other Opinions - Not applicable
(k)	Omitted Financial Statements - Not applicable
(l)	Agreement Relating to Initial Capital[2]
(m)	Amended and Restated Rule 12b-1 Plan - filed herewith
(n)	Rule 18f-3 Plan - filed herewith
(o)	Reserved.
(p.1)	Advisor's and Distributor's Code of Ethics[1]
(p.2)	Registrant's Code of Ethics[1]
(q.1)	Power of Attorney[5]
(q.2)	Power of Attorney - filed herewith
(r)	Rule 485(b) Letter of Representation - filed herewith

____________
[1]	Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement filed August 29, 2000.
[2]	Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to the Registration Statement filed September 25, 2000.
[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement filed December 22, 2000.
[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to the Registration Statement filed April 27, 2001.
[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to the Registration Statement filed April 30, 2002.
[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 7 to the Registration Statement filed November 8, 2002.
[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 9 to the Registration Statement filed April 30, 2003.
[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 11 to the Registration Statement filed April 29, 2004

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